UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2006

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4 Cromwell Irvine, California 92618 (Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 11, 2006, Biolase Technology, Inc. (“Biolase” or the “Company”) announced via press release that it had received a Warning Letter from the United States Food and Drug Administration (“FDA”) in connection with the FDA’s August 2006 inspection of the Company’s Irvine, California facility.

The Warning Letter will be posted on the FDA’s website at www.fda.gov and once posted will be available for viewing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release issued on September 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2006	BIOLASE TECHNOLOGY, INC.

	By:	/S/ RICHARD L. HARRISON
Richard L. Harrison Executive Vice President, Chief Financial Officer & Secretary